SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 11, 2003


                             STEELTON BANCORP, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



    Pennsylvania                    0-26499                    25-1830745
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(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
 of Incorporation)                                   Identification Number)


51 South Front Street, Steelton, PA                                      17113
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (717) 939-1966
                                                                  --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On April 11, 2003, the Registrant  announced that at a special  meeting of its stockholders held on April 11, 2003, the definitive merger agreement between Sun Bancorp, Inc. and the Registrant was approved by the Registrant's stockholders. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------


Exhibit
Number     Description
-------    -----------

  99       Press Release dated April 11, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      STEELTON BANCORP, INC.



Date: April 14, 2003                   By:  /s/ James S. Nelson
      --------------                        ------------------------------------
                                            James S. Nelson
                                            Executive Vice President